UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 10, 2014
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 North Michigan Avenue, Chicago, IL 60611

(Address of principal executive offices) (Zip Code)

(646) 688-6381

(Registrant’s telephone no., including area code)

333 Hudson Street, Suite 303
New York, New York 10013

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 10, 2014, Board of Directors of the Company approved to terminate MaloneBailey, LLP (“Malone Bailey”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified and approved the appointment of Anderson Bradshaw PLLC (“Anderson Bradshaw”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and its engagement agreement dated February 17, 2014. Anderson Bradshaw is located at 5296 S. Commerce Drive Suite 300, Salt Lake City, UT 84107.

The Company’s consolidated financial statements of the fiscal years ended December 31, 2004 through 2012 were audited by Malone Bailey’s reports on our financial statements, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Malone Bailey’s reports on our financial statements for the fiscal year ended December 31, 2012, 2009, 2008, 2007 and 2006, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2004 and through April 10, 2014, (a) there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Malone Bailey with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Malone Bailey to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of Malone Bailey's letter to the SEC dated April 14, 2014.

During the Company's previous fiscal years ended December 31, 2004 through 2012 and through April 10, 2014, neither the Company nor anyone on the Company's behalf consulted with Anderson Bradshaw regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Malone Bailey to respond fully to all inquiries of Anderson Bradshaw.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter dated April 14, 2014 from MaloneBailey, LLP to the Securities and Exchange Commission.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 14, 2014	CMG HOLDINGS GROUP, INC.

/s/ Glenn Laken
Name: Glenn Laken
Its: CEO and Chairman

3